UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology
Park, Beijing, China 100070
(Address of principal executive offices)

Registrant’s telephone number, including area code (86)-10-836-70505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Form 8-K filed by Telestone Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “Commission”) on November 13, 2007 related to the Company’s acquisition of Shandong Guolian Telecommunication Technology Limited to include the financial statements of the acquired business and related exhibits.

The unaudited pro-forma financial information related to the acquisition was filed with the Commission on January 28, 2008.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The following financial statements are included in this report:

Audited financial statements of Shandong Guolian Telecommunication Technology Limited as of December 31, 2006 and December 30, 2005 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K/A is incorporated into this Item 9.01(d) by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2008

TELESTONE TECHNOLOGIES CORPORATION

By:	/s/ Han Daqing
Name: Han Daqing
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Audited financial statements of Shandong Guolian Telecommunication Technology Limited as of December 29, 2006 and December 30, 2005